UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 27, 2022

CDK GLOBAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36486	46-5743146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Hassell Road

Hoffman Estates, IL 60169

(Address of Principal Executive Offices) (Zip Code)

(847) 397-1700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CDK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 27, 2022, CDK Global, Inc. (the “Company”) issued a press release announcing the extension of the expiration date of its previously announced tender offers (the “Tender Offers”) to purchase for cash any and all of its issued and outstanding 4.500% Senior Notes due 2024, the interest rate of which adjusts from time to time and is currently 5.000% (the “2024 Notes”), 4.875% Senior Notes due 2027 (the “2027 Notes”) and 5.250% Senior Notes due 2029 (the “2029 Notes” and, together with the 2024 Notes and the 2027 Notes, the “Notes”) and related solicitation of consents (the “Solicitations”) to the adoption of certain proposed amendments to the indentures governing the Notes. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated by reference herein.

Additional Information

This communication does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Tender Offers will only be made pursuant to the terms of the Offer to Purchase and Consent Solicitation Statement and the related Letter of Transmittal and Consent.

The complete terms and conditions of the Tender Offers and Solicitations are set forth in an Offer to Purchase and Consent Solicitation Statement that has been sent to holders of the Notes. Holders are urged to read the tender offer documents carefully before making any decision with respect to the Tender Offers and the Solicitations. Holders of Notes must make their own decisions as to whether to tender any or all of their Notes and provide the related consent.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of CDK Global, Inc. dated May 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK GLOBAL, INC.

Date:	May 27, 2022	/s/ Lee Brunz
Lee Brunz
Executive Vice President, General Counsel and Secretary